UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 4, 2009

RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	000-52588 (File Number)Commission	43-1823071 (I.R.S. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)

(314) 569-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 4, 2009, Reliance Bancshares, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2009. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued by Reliance Bancshares, Inc. on November 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           November 4, 2009

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Dale E. Oberkfell
Name:	Dale E. Oberkfell
Title:	Chief Financial Officer